THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE WARRANTS OR COMMON SHARES ISSUABLE UPON CONVERSION OR EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY WARRANTS OR COMMON SHARES ISSUABLE UPON CONVERSION OF SUCH SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE 1933 ACT. NEITHER ANY SECURITIES REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE NOR ANY SECURITIES ISSUED UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS COMPENSATION OPTION CERTIFICATE MAY BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE 1933 ACT, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005.

                         COMPENSATION OPTION TO ACQUIRE

                            COMPENSATION WARRANTS OF

                             APOLLO GOLD CORPORATION

Date of Issue: November 4, 2004                    Certificate Number: 2004-CO-1

THIS CERTIFIES that, for value received, REGENT MERCANTILE BANCORP INC. (the "AGENT"), is the registered holder (the "HOLDER") of o a compensation option (the "COMPENSATION OPTION") of Apollo Gold Corporation (the "COMPANY") which entitles the Holder, subject to the terms and conditions set forth in this certificate, at any time prior to the Time of Expiry, to acquire from the Company for no additional consideration, o Compensation Warrants (the "COMPENSATION WARRANTS") of the Company. Each Compensation Warrant shall entitle the Holder to acquire one fully paid and non-assessable common share in the capital of the Company (a "SHARE") at any time commencing on the issuance thereof and continuing up to 5:00 p.m. (Toronto time) on the second anniversary date of issue on payment of $0.80 per Share (the "EXERCISE PRICE"), subject to adjustment. The certificate representing the Compensation Warrants shall be in the form attached as Schedule "A" hereto.

The Agent may exercise the Compensation Option at any time until the Time of Expiry by completing the election to exercise form attached as Schedule "B" to this certificate. The term "TIME OF EXPIRY" shall mean 5:00 p.m. (Toronto time) on the date (the "EXPIRY DATE") that is the earlier of:

      (i) the fifth (5th) Business Day (as hereinafter defined) after the issuance of the Receipt (as hereinafter defined) in respect of a (final) prospectus qualifying, among other things, the issuance of the Compensation Warrants issuable on the exercise or deemed exercise of the Compensation Option (the "PROSPECTUS") (or, if applicable, such number of the Compensation Warrants as the securities regulatory authorities permit to be qualified by the Prospectus) by the Ontario Securities Commission (the "COMMISSION") and any other securities regulatory authority in each of the jurisdictions in Canada in which purchasers of Special Notes and Special Warrants (as defined in the in the agency agreement among, inter alia, the Agent and the Company dated as of November 4, 2004) reside; and

      (ii)  November 4, 2005.

The Compensation Option outstanding on the Expiry Date will be automatically exercised by the Company on behalf of the Agent without any action on the part of the Agent immediately prior to the Time of Expiry.

The term "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday or a legal holiday in the City of Toronto, Ontario or Denver, Colorado. The term "RECEIPT" means, in respect of the Commission, the receipt or similar notice or document in respect of the Prospectus issued by the Commission.

1.    Exercise of Compensation Warrants

      (a)   Exercise.

            (i) The Company shall, on the date of exercise or deemed exercise of the Compensation Option (the "EXERCISE DATE"), issue to the Agent the Compensation Warrants.

            (ii) If the Compensation Option represented by this Compensation Option Certificate is exercised by the Holder prior to the earlier of (1) the Receipt being issued by the securities regulatory authority in the Holder's jurisdiction of residence; and (2) the applicable restricted period under the Multilateral Instrument 45-102 "Resale of Securities" has expired, the Compensation Warrants shall be subject to hold periods under applicable securities legislation and the certificate representing such Compensation Warrants may be endorsed with legends to that effect.

            (iii) The certificate representing such Compensation Warrants will bear a legend containing restrictions under the United States Securities Act of 1933, as amended (the "U.S. SECURITIES ACT") with respect to the resale of these securities.

      (b)   Adjustment.

            (i) Adjustment. If the Company fails to obtain the Receipt for the Prospectus on or prior to December 20, 2004, the Compensation Option exercised thereafter shall entitle the holder to receive ____ Compensation Warrants upon the exercise or deemed exercise of the Compensation Option (in lieu of ____ Compensation Warrants).

            (ii) Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price pursuant to the terms of the Compensation Warrants from the date hereof until the issue date of the Compensation Warrants, then and in each such case, the Company shall give written notice thereof to the Agent, which notice shall state the Exercise Price and the number of Shares or other securities subject to the unexercised Compensation Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Agent, there shall be transmitted promptly to the Agent a statement of the firm of independent chartered accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

      (c) Other Notices. In case at any time from the date hereof until the issue date of the Compensation Warrants:

            (i) the Company shall declare any dividend upon its Shares payable in Shares or other securities of the Company;

            (ii) the Company shall offer for subscription pro rata to the holders of its Shares any additional shares of any class or other rights;

            (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation, amalgamation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

            (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

            then, in any one or more of such cases, the Company shall give to the Agent: (A) at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up; and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

      (d) Shares to be Reserved. The Company will at all times keep available, and reserve if necessary under applicable law, out of its authorized Shares, solely for the purpose of issue upon the exercise of the Compensation Warrants, such number of Shares as shall then be issuable upon the exercise of the Compensation Warrants. The Company covenants and agrees that all Shares which shall be so issuable will, upon payment of the Exercise Price therefor and issuance, be duly authorized and issued as fully paid and non-assessable. The Company will use its commercially reasonable best efforts to take all such actions as may be necessary to ensure that all such Shares may be so issued without violation of any applicable requirements of any exchange upon which the Shares may then be listed or in respect of which the Shares are qualified for unlisted trading privileges. The Company will use its commercially reasonable best efforts to take all such actions as are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

2.    Transfers

      The Compensation Option evidenced hereby is non-assignable and non-transferable.

3.    No Registration in United States

      The Compensation Option represented hereby and the securities issuable hereunder have not been registered under the U.S. Securities Act and may not be exercised by or on behalf of any United States person unless pursuant to an effective registration statement or pursuant to an applicable exemption from registration under the U.S. Securities Act.

4.    Replacement

      Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this certificate and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this certificate), the Company will issue to the Agent a replacement certificate (containing the same terms and conditions as this certificate).

5.    Governing Law

      The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Compensation Option.

6.    Successors

      This Certificate shall enure to the benefit of and shall be binding upon the Agent and the Company and their respective successors.

7.    General

      The holding of the Compensation Option evidenced by this certificate shall not constitute the Holder hereof a shareholder of the Company or entitle the Holder to any right or interest in respect thereof except as expressly provided in this certificate. This certificate shall not be valid for any purpose whatever unless and until it has been signed by or on behalf of the Company. Time shall be of the essence hereof.

      IN WITNESS WHEREOF the Company has caused this certificate to be signed by its duly authorized officers and its corporate seal hereto affixed.

      DATED as of November 4, 2004.

                                       APOLLO GOLD CORPORATION

                                       Per:
                                            ------------------------------------
                                            Melvyn Williams
                                            Senior Vice President
                                            Finance and Corporate Development

                                  SCHEDULE "A"

                       TO COMPENSATION OPTION CERTIFICATE

                    FORM OF COMPENSATION WARRANT CERTIFICATE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF SUCH WARRANTS WILL NOT BE INITIALLY REGISTERED AND MAY OR MAY NOT LATER BECOME REGISTERED FOR RESALE UNDER THE 1933 ACT. NEITHER ANY WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE NOR ANY SECURITIES ISSUED UPON EXERCISE OF SUCH WARRANT MAY BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE 1933 ACT, UNLESS REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

[INSERT LEGEND ONLY IF REQUIRED UNDER SECTION 1(A)(II) THE COMPENSATION OPTION CERTIFICATE.] UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005.

                              COMPENSATION WARRANTS

                          TO PURCHASE COMMON SHARES OF

                             APOLLO GOLD CORPORATION

                (continued under the laws of the Yukon Territory)

     Void after 5:00 p.m. (Toronto time) on the ____th day of ____, 200____.

WARRANT CERTIFICATE NUMBER: CW-2004-____   NUMBER OF COMPENSATION WARRANTS: ____

THIS CERTIFIES THAT, for value received, ____, [ADDRESS] (the "HOLDER") is entitled, at any time and from time to time up to 5:00 p.m. (Toronto time) on ____th day of ____, 200____ (the "EXPIRY TIME"), one fully paid and non-assessable Common Share for each warrant (individually, a "WARRANT") represented by this certificate (the "WARRANT CERTIFICATE") at a price of US$0.80 per share (the "EXERCISE PRICE"), upon and subject to the terms and conditions herein.

The Warrants are issued pursuant to the exercise or deemed exercise of a compensation option (the "COMPENSATION OPTION") granted by the Corporation to the Holder on November 4, 2004 (the "CLOSING DATE").

1. For the purpose of this Warrant, the term "COMMON SHARES" means common shares in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, subdivision, re-division, reduction, combination or consolidation thereof or any other adjustment under clause 7 hereof, or such successive changes, subdivisions, re-divisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, "COMMON SHARES" shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, re-division, reduction, combination or consolidation or other adjustment.

2. All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and determine and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

3.    Exercise of Warrants

      (a) The right to purchase Common Shares pursuant to the Warrants may only be exercised by the Holder before the Expiry Time by:

            (i) duly completing and executing a subscription substantially in the form attached hereto, in the manner therein indicated; and

            (ii) surrendering this Warrant Certificate and the duly completed and executed subscription form to the Corporation at the principal office of the Corporation in the City of Denver, Colorado, together with payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for.

      (b) In the event the weighted average price per Common Share on the Toronto Stock Exchange is more than US$2.00 for twenty (20) consecutive trading days, the Corporation has the right to cause the exercise of the Compensation Warrants into Common Shares by delivering a conversion request to the Holder. The Holder shall, within five (5) Business Days of receipt of such conversion request, convert the Warrants in the manner set out in Section 3(a) above.

4.    Issue of Common Shares upon Exercise.

      Upon such delivery and payment as set forth in clause 3, the Corporation shall cause to be issued to the Holder the number of Common Shares to be issued and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares. The Corporation shall cause such certificate or certificates to be delivered via bonded overnight courier to the Holder at the address or addresses specified in such subscription form within five (5) business days of such delivery and payment as herein provided.

      (b) The Corporation shall not be required to issue fractional Common Shares upon the exercise of the Warrants and no payment shall be made by the Corporation in lieu of issuing any fractional interest in a Common Share.

5. The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

6. The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to clauses 7 and 8 hereof. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

7.    Adjustment

      (a) If and whenever at any time after the Closing Date and prior to the Expiry Time the Corporation shall:

            (i) subdivide, re-divide or change its then outstanding Common Shares into a greater number of Common Shares,

            (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares, or

            (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution;

            (any of such events herein called a "COMMON SHARE REORGANIZATION"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in 7(a)(i)or 7(a)(ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in 7(a)(iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

      (b) If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall distribute any class of shares or rights, options or warrants or other securities (other than those referred to in 7(a) above), evidences of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of all or substantially all of its then outstanding Common Shares, the Holder shall receive, in addition to the number of Common Shares in respect of which the right to purchase is then being exercised, the aggregate number of Common Shares or other securities or property that the Holder would have been entitled to receive as a result of such event, as if, on the record date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the rights of the Holder hereunder.

      (c) If and whenever at any time after the Closing Date and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "CAPITAL REORGANIZATION"), the Holder, where he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase, the aggregate number of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization as if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase.

      (d) If and whenever at any time after the Closing Date and prior to the Expiry Time, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares entitling them, for a period expiring not more than forty-five (45) days after the record date, to subscribe for or purchase Common Shares or securities convertible, exercisable or exchangeable into Common Shares (each, a "CONVERTIBLE SECURITY") at a price per share (or having a conversion, exercise or exchange price per share) less than 95% of the Current Market Price (as defined below) on the earlier of the record date and the date on which the Corporation announces its intention to make such issuance (any such issuance being herein called a "RIGHTS OFFERING"), the Exercise Price shall be adjusted on the record date so that it shall equal the number which is the product of the Exercise Price in effect immediately prior to the record date and the fraction:

            (i) the numerator of which shall be the total number of Common Shares outstanding immediately prior to the record date plus a number of Common Shares equal to the number arrived at by multiplying the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable by the quotient obtained by dividing the purchase or subscription price for each Common Share or conversion price for each Convertible Security offered for subscription or purchase by such Current Market Price for the Common Shares, and

            (ii) the denominator of which shall be the total number of Common Shares outstanding immediately prior to such record date plus the total number of additional Common Shares offered for subscription or purchase or into or for which the total number of rights, options or warrants so offered are convertible or exchangeable.

            To the extent that any rights, options or warrants are not so issued or any of the rights, options or warrants so issued are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price in effect immediately prior to the record date, and the Exercise Price will be further adjusted based upon the number of additional Common Shares actually delivered upon the exercise of the rights, options or warrants, as the case may be.

            For the purposes of this clause 7(d), "CURRENT MARKET PRICE", at any date, means the weighted average price per Common Share at which the Common Shares have traded: (a) on the Toronto Stock Exchange; or (b) if the Common Shares are not quoted on the Toronto Stock Exchange, on any stock exchange or over-the-counter market upon which the Common Shares are then listed or quoted for trading, during the twenty (20) consecutive trading days (on each of which at least five hundred (500) Common Shares are traded in board lots) ending the third (3rd) trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the twenty (20) consecutive trading days by the number of Common Shares sold, provided that if the Common Shares are not listed or quoted for trading on any stock exchange or market, the price shall be determined by the board of directors of the Corporation in its sole discretion, acting reasonably.

      (e) If and whenever at any time after the Closing Date and prior to the Expiry Time, any of the events set out in clause 7(a)or 7(b) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of clause 7(a) or 7(b), then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

      (f) If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this clause 7, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder of the Warrants hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

8. The following rules and procedures shall be applicable to the adjustments made pursuant to clause 7:

      (a) no adjustment in the Exercise Price shall be required unless a change of at least 1% of the prevailing Exercise Price would result, provided, however, that any adjustment which, except for the provisions of this clause 8(a), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

      (b) the adjustments provided for in clause 7 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such clause;

      (c) in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in clause 7(a)(iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

      (d) if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

      (e) forthwith after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment; and

      (f) any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to clause 7 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and shall be binding upon the Corporation and the Holder.

9. On the happening of each and every such event set out in clause 7, the applicable provisions of this Warrant, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

10. The Corporation shall not be required to deliver certificates for Common Shares issuable upon the exercise of the Warrants while the share transfer books of the Corporation are properly closed, having regard to the provisions of clauses 7 and 8 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for not more than five (5) days after the date of the re-opening of said share transfer books. Provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to clause 7 hereof as a result of the completion of the event in respect of which the transfer books were closed.

11. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, director or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, directors or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

12. The Holder may subscribe for and purchase any lesser number of Common Shares than the number of shares expressed in this Warrant Certificate. In the case of any subscription for a lesser number of Common Shares than expressed in this Warrant Certificate, the Holder hereof shall be entitled to receive at no cost to the Holder a new Warrant Certificate in respect of the balance of Warrant not then exercised. Such new Warrant Certificate shall be delivered by bonded overnight courier to the Holder by the Corporation, contemporaneously with the delivery of the certificate or certificates representing the Common Shares issued pursuant to clause 4.

13. If this Warrant Certificate is stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and sign a new Warrant Certificate of like denomination, tenor and date, and if applicable, with the same legend, as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.

14. The Corporation shall keep at its principal office: (a) a register of holders in which shall be entered the names and addresses of the Holder of the Warrants and of the number of Warrants held by him; and (b) a register of transfers in which shall be entered the date and other particulars of each transfer of Warrants. The registers hereinbefore referred to shall be open at all reasonable times for inspection by the Holder.

15. The transferee of a Warrant Certificate shall, after the transfer form attached to the Warrant Certificate or any other form of transfer acceptable to the Corporation, acting reasonably, is duly completed and the Warrant Certificate is lodged with the Corporation and upon compliance with all other conditions in that regard required by this Warrant, by the Toronto Stock Exchange or by law, be entitled to have his name entered on the register of holders as the owner of the Warrants represented thereby free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

16. Warrant Certificates may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Warrant Certificates in any other denomination representing in the aggregate the same number of Warrants. The Corporation shall issue and sign all Warrant Certificates necessary to carry out the exchanges contemplated herein, provided:

      (i) Warrant Certificates may be exchanged only at the principal office of the Corporation in the City of Denver, Colorado;

      (ii) any Warrant Certificates tendered for exchange shall be surrendered to the Corporation and cancelled; and

      (iii) except as otherwise herein provided, the Corporation shall not charge the Holder requesting an exchange any sum for any new Warrant Certificate issued.

17. The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

18.   Legend

      (a) The Holder, if resident in Canada, acknowledges that appropriate legend as follows will be placed upon certificates representing any Common Shares issued upon the exercise of the Warrants represented by this certificate until the earlier of (1) Receipt being issued by the securities regulatory authority in the Holder's jurisdiction of residence; and (2) the applicable restricted period under the Multilateral Instrument 45-102 "Resale of Securities" has expired, may be endorsed with the following legends to that effect.

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 5, 2005."

      (b) The Holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the United States Securities Act of 1933, as amended (the "U.S. SECURITIES ACT") or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER
                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES
                  ACT); (B) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS, EXCEPT AS PERMITTED BY THE SECURITIES ACT."

            provided, that if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation's transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

      (c) The Holder acknowledges that the certificates representing the Common Shares and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as the legend referred to in either subsection 18(a) or 18(b) remains on such certificate:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRADABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT 'GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

19. This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent mandatorily governed by the law of another jurisdiction. Each of the Holder and the Corporation: (i) irrevocably consents to the exclusive jurisdiction and venue of the Courts of Ontario in connection with any matter or dispute based upon or arising out of this Warrant Certificate or the matters contemplated herein; (ii) agrees that process may be served upon them in any manner authorized by the laws of the Province of Ontario for such persons; and (iii) waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

20. The Warrants represented by this Warrant Certificate may not be exercised by a U.S. person or person within the United States (or on behalf of any such person) unless registered under the U.S. Securities Act or unless an exemption from such registration is available and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect or unless the Holder acquired the Warrant in the exercise or conversion of the Compensation Option was a U.S. person at the time of acquisition of the Compensation Option directly from the Corporation and each of the representations and warranties made by the undersigned in the subscription agreement between the undersigned and the Corporation, pursuant to which the undersigned acquired the Compensation Option, is true and correct as of the date hereof. Terms used in this clause 20 have the meanings assigned to them in Regulation S under the U.S. Securities Act.

21. The Warrants represented by this Warrant Certificate may not, unless transferred to an affiliate of the holder, be transferred or assigned in whole or in part without the prior written consent of the Corporation, such consent not to be unreasonably withheld, or without compliance with all applicable United States federal and state securities laws, all applicable securities laws in Canada and other applicable securities laws and the rules of the Toronto Stock Exchange, by the transferor and the transferee (including the delivery of investment representation letters and legal opinion reasonably satisfactory to the Corporation, if requested by the Corporation).

22. Notwithstanding anything to the contrary in this Warrant Certificate, no supplement or amendment to the terms of this Warrant Certificate may be made without the prior written approval of the Toronto Stock Exchange.

23. The Holder, by acceptance hereof, agrees that the Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise thereof, are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of the Warrants or the Common Shares issuable upon exercise thereof except under circumstances which will not result in a violation of the U.S. Securities Act, any applicable securities laws in Canada and other applicable securities laws or the rules of the Toronto Stock Exchange.

24. All references herein to monetary amounts are references to lawful money of the United States, unless otherwise specified herein.

25. Any notice, document or other communication required or permitted by this Warrant Certificate to be given by the Holder or the Corporation shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by any form of recorded telecommunication tested prior to transmission, to such person addressed as follows:

      (a)   if to the Holder:

            to the address on the face page hereof

      (b)   if to the Corporation:

            Apollo Gold Corporation
            4601 DTC Boulevard, Suite 750
            Denver, Colorado

            80237-2571

            Attention:        R. Llee Chapman
                                    Chief Financial Officer

            Telephone No.:    (720) 886-9656
            Facsimile No.:    (720) 482-0957

Notice so mailed shall be deemed to have been given on the fourth Business Day after deposit in a post office or public letter box. Neither the Holder nor the Corporation shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notices transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. The Holder or the Corporation may from time to time notify the other in the manner provided herein of any change of address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of such person for all purposes hereof.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

      DATED this _________ day of ______________, 200_.

                                       APOLLO GOLD CORPORATION

                                       By:
                                           -------------------------------------
                                           Authorized Signing Officer

                                SUBSCRIPTION FORM

                (TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED)

TO:   APOLLO GOLD CORPORATION
      4601 DTC Boulevard, Suite 750
      Denver, Colorado
      80237-2571

THE UNDERSIGNED hereby subscribes for common shares of APOLLO GOLD CORPORATION according to the terms and conditions set forth in the annexed warrant certificate (or such number of other securities or property to which such warrant entitles the undersigned to acquire under the terms and conditions set forth in the annexed warrant certificate).

Address for Delivery of Shares:

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               Attention:
                                          --------------------------------------

Exercise Price Tendered

(US$0.80 per share or as adjusted)             US$
                                                  -------------------------

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

      A. The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising these Warrants on behalf of a "U.S. person"; and (iii) did not execute or deliver this Exercise Form in the United States.

      B. The undersigned holder has delivered to CIBC Mellon Trust Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the exercise of the Warrants.

      C. The undersigned acquired the Warrants in the conversion of the Compensation Option and was a U.S. person at the time of acquisition of the Compensation Option directly from the Corporation and each of the representations and warranties made by the undersigned in the subscription agreement between the undersigned and the Corporation, pursuant to which the undersigned acquired the Compensation Option.

The undersigned holder understands that the certificates representing the common shares issuable upon the exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws or applicable exemptions therefrom.

If Box B is checked, any opinion tendered must be in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions to be tendered will be acceptable to the Corporation.

(If any common shares are to be issued to a person or persons other than the undersigned holder, the undersigned holder must pay all applicable transfer taxes or other government charges.)

DATED at _______________, this _____day of _______________, 200___.

Witness:                        )
                                )        ---------------------------------------
                                )        Holder's Name
                                )
________________________________)        ---------------------------------------
                                )        Authorized Signature
                                )
                                )        ---------------------------------------
                                )        Title (if applicable)

                                 ASSIGNMENT FORM

                (TO BE COMPLETED IF WARRANTS ARE TO BE ASSIGNED)

TO:   APOLLO GOLD CORPORATION
      4601 DTC Boulevard, Suite 750
      Denver, Colorado

      80237-2571

FOR VALUE RECEIVED, ________________Warrants represented by this Warrant Certificate are hereby transferred to
                      ----------------------------------------------------------
residing at
            --------------------------------------------------------------------

You are hereby instructed to take the necessary steps to effect this transfer.

DATED _______ at ________, _______ this _________ day ________ of _____, _____.

Witness:                        )
                                )        ---------------------------------------
                                )        Holder's Name
                                )
________________________________)        ---------------------------------------
                                )        Authorized Signature
                                )
                                )        ---------------------------------------
                                )        Title (if applicable)


Signature guaranteed:

The signature must be guaranteed by a Canadian chartered bank or a member of a recognized stock exchange or other entity acceptable to the Corporation.

                                  SCHEDULE "B"

                       TO COMPENSATION OPTION CERTIFICATE

                              ELECTION TO EXERCISE

The undersigned hereby irrevocably elects to exercise the number of Compensation Option of Apollo Gold Corporation set out below for the number of Compensation Warrants (or other property or securities subject thereto) as set forth below:

      (a)   Number of Compensation Option to be Exercised: ____________

      (b)   Number of Compensation Warrants to be Acquired: ____________

and directs that the Compensation Warrants be registered and a certificate therefor to be issued as directed below.

      DATED this _____ day of _________________, ______.

                                        o


                                       Per:
                                            ------------------------------------
                                            Name:
                                            Title:


Direction as to Registration

Name of Registered Holder:                  _______________________________
Address of Registered Holder:

                                            -------------------------------

                                            -------------------------------

                                            -------------------------------

                                            -------------------------------